Exhibit C










                             3,000,000 Shares


                     Crown Cork & Seal Company, Inc.


                       CONVERTIBLE PREFERRED STOCK
                           ($41.8875 PAR VALUE)


                          UNDERWRITING AGREEMENT


                                                October 24, 1996


Lazard Freres & Co. LLC
CS First Boston Corporation
Salomon Brothers Inc

c/o      Lazard Freres & Co. LLC
         30 Rockefeller Plaza
         New York, New York 10020


Dear Sirs:

                  SECTION 1. Introductory. Compagnie Generale d'Industrie et de Participations, a societe anonyme organized under the laws of the Republic of France ("CGIP"), and Sofiservice, a societe anonyme organized under the laws of the Republic of France and a wholly owned subsidiary of CGIP ("Sofiservice" and, together with CGIP, the "Selling Stockholders"), propose to sell to Lazard Freres & Co. LLC, CS First Boston Corporation and Salomon Brothers Inc (the "Underwriters") an aggregate of 3,000,000 shares (the "Firm Shares") of Convertible Preferred Stock, par value $41.8875 per share (the "Convertible Preferred Stock"), of Crown Cork & Seal Company, Inc. (the "Company"), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule II hereto. The Selling Stockholders also propose to sell to the Underwriters, upon the terms and conditions set forth in Section 4 hereof, up to an additional 450,000 shares of Convertible Preferred Stock (the "Additional Shares"), each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule II hereto. The Firm Shares and the Additional Shares are hereinafter sometimes collectively referred to as the "Shares".

                  It is understood that the Company and the Selling Stockholders are concurrently entering into underwriting agreements dated the date hereof (the "U.S. Common Stock Underwriting Agreement" and the "International Common

Stock Underwriting Agreement") in which the Selling Stockholders propose to sell to the several Underwriters named therein (the "U.S. Common Stock Underwriters" and the "International Common Stock Underwriters") an aggregate of 9,250,000 shares (the "Common Firm Shares") of the Company's Common Stock, par value $5.00 per share (the "Common Stock"). In addition, CGIP has agreed to sell to the U.S. Common Stock Underwriters, upon the terms and conditions set forth in the U.S. Common Stock Underwriting Agreement, up to an additional 1,387,500 shares of Common Stock (the "Common Additional Shares" and, collectively with the Common Firm Shares, the "Common Shares"). The respective closings under this Agreement, the U.S. Common Stock Underwriting Agreement and the International Common Stock Underwriting Agreement are not conditional on one another.

                  The Company and the Selling Stockholders hereby agree with the Underwriters as follows (it being understood and agreed that the obligations set forth herein are several in nature, unless expressly stated to the contrary):

                  SECTION 2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, (i) the several Underwriters and (ii) in the case of clauses (a), (b), (c), (j) and (n) and the second sentence of clause (g) below only, the Selling Stockholders (it being understood and agreed that such representations and warranties to the Selling Stockholders are being made solely in connection with the sale of the Shares under this Agreement and subject to the last sentence of Section 9(a)), that:

                  (a) The Company meets the registrant requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form S-3 (File No. 333-12787), including a form of prospectus relating to the Shares, has been filed by the Company pursuant to the Act with the Securities and Exchange Commission (the "Commission"). The Company may have filed one or more amendments thereto, including the related Preliminary Prospectus (as defined below), each of which (other than documents incorporated by reference therein) has previously been furnished to you. The Company will file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus relating to the Shares) or (ii) after effectiveness of such registration statement, a final prospectus relating to the Shares in accordance with Rules 430A and 424(b)(1) or (4) under the Act. In the case of clause (ii), the Company has included or shall include in such registration statement, as amended at the Effective Time (as defined below), all information (other than information permitted to be omitted from such registration statement when it becomes effective pursuant to Rule 430A ("Rule 430A Information")) required by the Act and the rules and regulations thereunder (the "Rules and Regulations") to be included in the final prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof, and, except to the extent you shall agree in writing to a modification (which shall not be unreasonably withheld or delayed), shall be in all substantive respects in the form furnished to you prior to the execution of this Agreement or, to the extent not in such form, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised the Underwriters, prior to the execution of this Agreement, will be included or made therein. For purposes of this Agreement, "Effective Time" means the time as of which such registration statement or the most recent post-effective amendment thereto, if any, was or is declared effective by the Commission and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Effective Date" means the date of the Effective Time. The registration statement contains a prospectus to be used in connection with the offering and sale of the Shares. Such registration statement, as amended at the Effective Time, including incorporated documents, exhibits and financial statements, and including all Rule 430A Information, if any, and, any post-effective amendment thereto that becomes effective prior to the Closing Date (as defined below) is hereinafter referred to as the "Registration Statement", and the prospectus relating to the Shares in the form first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or, if no such filing is required, as included in the Registration Statement is hereinafter referred to as the "Prospectus". Any preliminary prospecus relating to the Shares included in such Registration Statement or filed pursuant to Rule 424(a) under the Act is hereinafter referred to as a "Preliminary Prospectus". Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the Effective Time of the Registration Statement or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be, and references to information being "included", "contained" or "set forth in" any such document (or similar expressions) shall be similarly construed; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Time of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                  (b) At the Effective Time, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in Section 4), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Rules and Regulations; at the Effective Time, the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, at the Effective Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with the Underwriters' Information or the Selling Stockholders' Information (as defined in Section 9(a)).

                  (c) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and no proceedings for that purpose shall have been instituted or threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Rules and Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriters' Information or the Selling Stockholders' Information.

                  (d) The historical consolidated financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations, the statements of their cash flows and the changes in their financial position for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved (except as described in the notes to such financial statements); and the supporting schedules, if any, included in the Registration Statement present fairly in all material respects the information required to be stated therein. The pro forma financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto) have been prepared on a basis consistent with such historical financial statements (except as described in such pro forma financial statements), include all material adjustments to the historical financial data required to reflect the transactions to which pro forma effect is given, give effect to assumptions made on a reasonable basis, and present fairly in all material respects on a pro forma basis the estimated consolidated financial position and results of operations of the Company and its consolidated subsidiaries assuming that such transactions had occurred on the date specified therein.

                  (e) There has not been sustained since the date of the latest audited financial statements included in the Prospectus any material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"), except as set forth in the Prospectus.

                  (f) The Company and each of its subsidiaries have been duly incorporated and are validly existing in good standing under the laws of their respective jurisdictions of organization with power and authority to own, lease and operate their properties and conduct their businesses as described in the Registration Statement and the Prospectus; and each of them is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases properties or in which the conduct of its business requires such qualification, except to the extent that any such failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

                  (g) The Company has an authorized capitalization as set forth in the Prospectus, and all shares of capital stock of the Company outstanding, including the Shares, have been duly authorized, are validly issued, fully paid and non-assessable, and conform in all material respects to the description thereof contained in the Prospectus. The sale of the Shares is not subject to pre-emptive or other similar rights or restrictions on transfer created by the Company under the Company's articles of incorporation or bylaws, under applicable law or under any agreement to which the Company is a party or of which the Company has actual knowledge (other than those imposed by the Act, the Rules and Regulations, foreign securities laws or state securities or Blue Sky laws and other than restrictions on transfers contained in that certain Shareholders Agreement, dated February 22, 1996, between the Company and CGIP (the "Shareholders Agreement") which have been fully waived or satisfied); and the Shares are duly listed and admitted for trading on the New York Stock Exchange (the "NYSE").

                  (h) All of the issued and outstanding capital stock of each material subsidiary of the Company listed on Schedule III hereto has been duly authorized and validly issued and is fully paid and non-assessable, and, except as set forth in the Prospectus, all the issued and outstanding capital stock of each such material subsidiary is owned, directly or through subsidiaries, by the Company, free and clear of any pledge, lien, encumbrance, adverse claim or equity (collectively, a "Lien"), except for any such Liens that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (i) Neither the Company nor any of its subsidiaries is in violation of its or any of their charters or by-laws or other organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which it or any of them is a party or by which it or any of them or their properties may be bound, except any violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (j) No consent, approval, authorization, order, registration, filing or qualification by or on behalf of the Company or any of its subsidiaries of or with any court or governmental authority or agency or of the NYSE is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters; the execution and delivery of this Agreement, and the consummation of the transactions contemplated herein will not (i) conflict with or constitute a breach of any of the terms or provisions of, or default under, or result in the creation or imposition of any Lien upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject that is material to the Company and its subsidiaries taken as a whole, (ii) result in any violation or breach of the provisions of the charter or by-laws or other organizational documents of the Company or any of its subsidiaries or (iii) result in any violation of any law, administrative regulation or administrative or court decree or order applicable to the Company, any of its material subsidiaries or their respective property.

                  (k) The Company and its subsidiaries are in compliance with all laws and regulations applicable to them and their respective properties and possess all certificates, authorities or permits issued by, and have made all filings with, the appropriate state, local, Federal or foreign regulatory agencies or bodies necessary or desirable to conduct the business now operated by them, except where noncompliance with such laws or regulations or the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation, termination or modification of any such certificate, authority, permit or filing, other than any such revocation, termination or modification that would not, individually or in the aggregate, have a Material Adverse Effect.

                  (l) Except as described in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, contemplated or threatened against the Company or any of its subsidiaries, or to which any of their respective properties is subject, which, (i) if adversely determined, would, individually or in the aggregate, result in any Material Adverse Effect or (ii) questions the validity of this Agreement or any action taken or required to be taken pursuant hereto.

                  (m) Each of the Company and its subsidiaries has good and marketable title to all real and personal property owned by it, in each case free and clear of any Lien, except (i) such as are referred to in the Prospectus or (ii) such as would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

                  (n) This Agreement has been duly authorized, executed and delivered by the Company.

                  (o) Other than the Shareholders Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement.

                  (p) Except as set forth in the Prospectus under the caption "Underwriting", neither the Company nor, to the Company's knowledge, any of its officers or directors or any of their respective affiliates is a member of, or is associated or affiliated with a member of, the National Association of Securities
         Dealers, Inc. ("NASD").

                  SECTION 3. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder, jointly and severally, represents and warrants to, and agrees with, (i) the several Underwriters and
(ii) the Company (it being understood and agreed that such representations and warranties to the Company are being made solely in connection with the sale of the Shares under this Agreement and subject to the last sentence of Section 9(b)), that:

                  (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

                  (b) Such Selling Stockholder has the legal right and power to execute and deliver this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement, and no such action will result in any violation or breach of the provisions of the charter or by-laws or other organizational documents of such Selling Stockholder or any agreement or other instrument binding upon such Selling Stockholder (including the restrictions on transfer contained in the Shareholders Agreement, which have been fully waived or satisfied) or any law, administrative regulation or administrative or court decree or order applicable to such Selling Stockholder; and no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental authority or agency or of the NYSE is required for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Shares by such Selling Stockholder, except such as may be required under the Act, the Rules and Regulations or state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                  (c) Such Selling Stockholder has, and will deliver to the Underwriters upon payment therefor good and marketable title to the Shares to be sold by such Selling Stockholder, free and clear of any Lien.

                  (d) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                  (e) At the Effective Time, the Selling Stockholders' Information contained in the Registration Statement did not or will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements in the Selling Stockholders' Information not misleading; and, at the Effective Time, the Selling Stockholders' Information contained in the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Selling Stockholders' Information contained in the Prospectus (and any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the Selling Stockholders' Information, in the light of the circumstances under which they were made, not misleading.

                  (f) There are no contracts, agreements or understandings between the Selling Stockholders and any person that would give rise to a valid claim against the Selling Stockholders or any Underwriter for a brokerage commission, finder's fee or other like payment.

                  SECTION 4. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder, severally and not jointly, hereby agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from such Selling Stockholder, at a purchase price of $43.033 per Share (the "purchase price per Share"), the respective number of Firm Shares (subject to adjustment by Lazard Freres & Co. LLC to eliminate fractions) that bear the same proportion to the number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

                  CGIP hereby agrees to sell to the Underwriters and, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from CGIP, pursuant to an option to be exercised in the 30-day period commencing on the date of this Agreement, up to 450,000 Additional Shares at the purchase price per Share. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any

Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase from CGIP that proportion of the total number of Additional Shares (subject to adjustment by Lazard Freres & Co. LLC to eliminate fractions) to be purchased from CGIP as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

                  Each Selling Stockholder will deliver the Firm Shares to the Underwriters, against payment of the purchase price therefor by wire transfer of same day funds to an account specified in writing by such Selling Stockholder. Payment for the Firm Shares shall be made at the offices of Cravath, Swaine & Moore at 10:00 A.M., New York Time, on October 30, 1996 or at such other place or time not later than seven full business days thereafter as the Underwriters and the Selling Stockholders determine (the "Initial Closing Date").

                  CGIP will deliver the Additional Shares to the Underwriters, against payment of the purchase price therefor by wire transfer of same day funds to an account specified in writing by CGIP, at the offices of Cravath, Swaine & Moore on such date and at such time (the "Option Closing Date"), as shall be specified in the notice from Lazard Freres & Co. LLC to CGIP exercising the option to purchase the Additional Shares. The Option Closing Date may be the same as the Initial Closing Date but shall in no event be earlier than the Initial Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to. Such notice may be given, by letter or by telecopy or other facsimile transmission or by telephone (if subsequently confirmed in writing), to CGIP at any time within 30 days after the date of this Agreement. The Option Closing Date may be varied by agreement between the Underwriters and CGIP. The Initial Closing Date and the Option Closing Date are herein collectively referred to as the "Closing Date."

                  The certificates for all the Firm Shares and the Additional Shares so to be delivered will be in such denominations and registered in such names as the Underwriters request two full business days prior to the Initial Closing Date or the Option Closing Date, as the case may be, and will be made available at the offices of Lazard Freres & Co. LLC, New York, New York or, upon your request, through the facilities of The Depository Trust Company, for checking and packaging at least one full business day prior to the Initial Closing Date or the Option Closing Date, as the case may be.

                  Each Selling Stockholder will not, without the prior written consent of the Underwriters, offer, sell, pledge or otherwise dispose of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock or any rights to purchase or acquire such capital stock, for a period of one year after the date of this Agreement; provided, however, that the foregoing restriction shall not apply to
(i) the sale of the Shares to be sold hereunder, (ii) the sale of the Common Shares to be sold under the U.S. Common Stock Underwriting Agreement and the International Common Stock Underwriting Agreement, (iii) any conversion of shares of Preferred Stock into shares of Common Stock pursuant to the terms of the Preferred Stock and (iv) any disposition of any shares of Common Stock or Preferred Stock pursuant to a bona fide pledge or grant of a security interest to a major brokerage firm or financial institution to secure bona fide indebtedness, or the sale of such shares upon foreclosure on such pledge, provided that each purchaser of such shares upon foreclosure agrees to be bound by the provisions of this paragraph.

                  SECTION 5. Offering by Underwriters. After the Registration Statement becomes effective, the several Underwriters will offer the Shares for sale to the public on the terms and conditions as set forth in the Prospectus.

                  SECTION 6. Covenants of the Company. The Company covenants and agrees with the several Underwriters and the Selling Stockholders that:

                  (a) If the Effective Time is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable, and with the Underwriters' consent, subparagraph (4)) of Rule 424(b) within the time period prescribed by such rule. The Company will advise the Underwriters promptly of any proposal to amend or supplement the Registration Statement as filed, or the Prospectus, and will not effect such amendment or supplement or filing without the Underwriters' consent (which shall not be unreasonably withheld or delayed). The Company will also advise the Underwriters promptly after the Company receives notice of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution and delivery of this Agreement), of the filing and effectiveness of any amendment or supplement to the Registration Statement or the Prospectus, and of the issuance by the Commission of any stop order in respect of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or any prospectus relating to the Shares or the initiation of proceedings for any such purpose, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or of any request by the Commission to amend or supplement the Registration Statement or the Prospectus or for additional information and will use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any Preliminary Prospectus or any prospectus relating to the Shares or suspending any such qualification and to obtain as soon as possible its lifting, if issued.

                  (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus or the Registration Statement to comply with the Act, the Rules and Regulations or any other law, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph
         (a) of this Section 6, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will notify the Underwriters and, upon their request, prepare and furnish without charge to each Underwriter, each Selling Stockholder (except as provided below) and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request, of the amended Prospectus or any supplement to the Prospectus complying with Section 10(a) of the Act which will correct such statement or omission or effect such compliance, it being understood and agreed that the Selling Stockholders will pay all costs and expenses incident to the preparation, printing, filing and distribution of any such amendment or supplement.

                  (c) The Company will make generally available to the Company's security holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement that satisfies the provisions of Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                  (d) The Company will deliver to each of the Underwriters as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith and documents incorporated therein by reference) and copies of the Preliminary Prospectus and the Prospectus as the Underwriters may reasonably request.

                  (e) The Company will take such action as the Underwriters may reasonably request, in cooperation with the Underwriters to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Shares; provided, however, that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation in any jurisdiction in which it shall not then be qualified, or to execute a general consent to service of process in any jurisdiction in which such a consent has not been previously filed, or subject itself to taxation in any jurisdiction wherein it would not otherwise be subject to tax but for the requirements of this paragraph. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                  (f) The Company agrees that neither it nor any of its directors or the principal executive officers set forth in Item 10 of the Company's Annual Report on Form 10-K for the year ended December 31, 1995 will, without the prior written consent of the Underwriters, offer, sell, or otherwise dispose of, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock or any rights to purchase or acquire such capital stock, for a period of 90 days after the date of this Agreement; provided, however, that the foregoing restriction shall not apply to any issuances or sales (a) in connection with stock option, savings, benefit or compensation plans or dividend reinvestment plans in existence on the date of this Agreement or the conversion or exchange of convertible or exchangeable securities of the Company, (b) in connection with a merger or other combination with, or exchange offer for shares of, or acquisition of assets of, another entity, (c) required in the Company's judgment to prevent termination of the Standstill Period (as defined in the Shareholders Agreement) or (d) by such directors and officers of up to 300,000 shares of capital stock in the aggregate; provided, further, that (i) in the case of clauses (b),
         (c) and (d) above, the Company shall give the Underwriters at least 2 business days' prior written notice of such issuance or sale and (ii) in the case of clauses (b) and (c) above, the recipients of any such securities shall agree to be bound by the provisions of this paragraph.

                  SECTION 7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Shares on the Initial Closing Date will be subject (i) to the provisions of
Section 11 herein, (ii) in the case of representations and warranties qualified as to materiality, to the accuracy of such representations and warranties in all respects, and in the case of representations and warranties not so qualified, to the accuracy of such representations and warranties in all material respects, in each case on the part of the Company and the Selling Stockholders herein as of the date hereof and as of the Initial Closing Date with the same force and effect as if made as of that date, (iii) to the accuracy of the statements of Company officers and Selling Stockholder officers made in any certificates furnished pursuant to the provisions hereof, (iv) to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and (v) to the following additional conditions precedent:

                  (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than (i) 6:00 p.m. New York City time on the date of determination of the offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 12:00 noon New York City time on the business day following the day on which the offering price was determined if such determination occurred after 3:00 p.m. New York City time on such date. If the Effective Time is prior to the execution and delivery of this Agreement, the Company shall have filed the Prospectus with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Rules and Regulations and in accordance with Section 6(a) hereof. In either case, prior to the Initial Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission; and the Company shall have complied with all requests for additional information on the part of the Commission to the Underwriters' reasonable satisfaction.

                  (b) The Underwriters shall have received an opinion of Dechert Price & Rhoads, counsel for the Company, dated the Initial Closing Date, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing and in good standing under the laws of the Commonwealth of Pennsylvania; and the Company has the corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Prospectus.

                           (ii)  This Agreement has been duly
                  authorized, executed and delivered by the Company.

                           (iii) The execution, delivery and performance of this
                  Agreement by the Company and the sale of the Shares contemplated hereby do not (a) conflict with or result in a violation of any of the provisions of the articles of incorporation or bylaws of the Company, (b) conflict with or violate in any material respect any Pennsylvania, New York or United States Federal law, rule or regulation, or, to such counsel's knowledge, any order, judgment or decree known to such counsel that is applicable to the Company or by which any property or asset of the Company or any of its subsidiaries is or may be bound (other than Federal or state securities or blue sky laws, other anti-fraud laws and fraudulent transfer laws and bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, as to which such counsel need not express any opinion) or (c) to such counsel's knowledge, result in a material breach of any of the terms or provisions of, or constitute a default under, any material loan or credit agreement, indenture, deed of trust, mortgage, note or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which any of them or any of its properties or assets is or may be bound.

                           (iv) No consent, approval, authorization or other
                  action by or filing with any Pennsylvania, New York or United States Federal governmental agency or body or Pennsylvania, New York or United States Federal court having jurisdiction over the Company or any of its properties is required to be obtained by the Company in connection with the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated hereby, except filings and other actions required under the Act and the Rules and Regulations and state securities and blue sky laws, as to which such counsel need not express any opinion.

                           (v) The Company has an authorized capitalization as
                  set forth in the Prospectus; the Shares have been duly and validly authorized and have been duly and validly issued, and are fully paid and nonassessable; the Shares conform in all material respects to the description thereof in the Prospectus.

                           (vi) The Registration Statement was declared
                  effective under the Act as of the date and time specified in such opinion, and, to the knowledge of such counsel, no stop order has been issued and no proceeding for that purpose is pending or threatened by the Commission.

                           (vii) The statements set forth or referred to in the
                  Prospectus under the headings "Description of Capital Stock--General", "Description of Capital Stock--Common Stock", "Description of Capital Stock--Preferred Stock" and "Certain United States Federal Tax Considerations for Non-U.S. Holders of Capital Stock" and in the Registration Statement under Item 15, insofar as such statements constitute a summary of the legal matters or documents referred to therein fairly present the information called for with respect to such legal matters or documents.

                  In rendering such opinion, such counsel may state that their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the Commonwealth of Pennsylvania.

                  Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Initial Closing Date to the effect that (i) the Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Initial Closing Date (other than the financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules and other financial, accounting or statistical information included in or excluded from the Registration Statement or the Prospectus, as to which such counsel need express no belief) appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations and (ii) such counsel participated in conferences with officers and representatives of the Company, Price Waterhouse LLP, the Underwriters, the Selling Stockholders and Cravath, Swaine & Moore in connection with the preparation of the Registration Statement, and based on the foregoing and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or making any independent check or verification thereof (and relying as to factual matters upon the statements of officers and other representatives of the Company, the Selling Stockholders and others), no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule 430A), or (II) the Prospectus as amended or supplemented, as of its date and as of each Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a belief as to any financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules, and other financial, accounting or statistical information included in or excluded from the Registration Statement or the Prospectus.

                  (c) The Underwriters shall also have received from Richard L. Krzyzanowski, Executive Vice President, Secretary and General Counsel of the Company, an opinion, dated the Initial Closing Date, to the effect that:

                           (i) Each of the Company and its material subsidiaries
                  listed on Schedule III hereto is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement; and each of the Company and such material subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be made by the Company for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated hereby, except such as have been obtained or made under the Act and such as may be required under state securities and blue sky laws.

                           (iii) The execution, delivery and performance of this
                  Agreement by the Company and the sale of the Shares contemplated hereby will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body of any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any material agreement or instrument to which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the articles of incorporation or bylaws of the Company or any such subsidiary; and to the best of such counsel's knowledge, neither the Company nor any of its material subsidiaries is in violation of its articles or incorporation or bylaws, or in material default under any material agreement, indenture or instrument.

                           (iv) Except as disclosed in or incorporated by
                  reference in the Registration Statement, there is no action, suit or proceeding which has been served upon the Company or any of its subsidiaries or of which any of their properties or assets is the subject that is now pending, or to such counsel's knowledge, overtly threatened, against or affecting the Company or any of its subsidiaries or any of their properties or assets that, if adversely determined, would have a material adverse effect on the Company or its subsidiaries, taken as a whole; and such counsel is not aware of any material contracts or other material documents or legal or governmental proceedings which are required to be filed as exhibits to the Registration Statement by the Act or the Exchange Act which have not been so filed.

                  In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America and laws of the Commonwealth of Pennsylvania.

                  Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Initial Closing Date to the effect that (a) each document filed by the Company under the Exchange Act, and incorporated by reference in the Registration Statement and each amendment or supplement thereto, as of their respective dates or as of the date of any such amendment or supplement thereto, (other than the financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules and other financial, accounting or statistical information included in or excluded from such documents, as to which such counsel need not express an opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and
(b) no facts have come to the attention of such counsel which lead him to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule 430A), or (II) the Prospectus as amended or supplemented, as of its date and as of each Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need not express a belief as to any financial statements (including pro forma financial statements and notes to financial statements or pro forma financial statements) and related schedules, and other financial, accounting or statistical information included in or excluded from the Registration Statement or the Prospectus.

                  (d) You shall have received an opinion of Sullivan & Cromwell, special counsel for the Selling Stockholders, dated the Initial Closing Date, that:

                           (i) All regulatory consents, authorizations,
                  approvals and filings required to be made or obtained by the Selling Stockholders under the Federal laws of the United States and the laws of the State of New York for the sale and delivery of the Shares by the Selling Stockholders to the Underwriters have been obtained or made.

                           (ii) Insofar as New York law is concerned, upon
                  delivery of and payment for the Shares to be sold to the

                  Underwriters in the State of New York pursuant to this Agreement, the Underwriters will have acquired the Shares free of any adverse claim within the meaning of Section 8-302 of the New York Uniform Commercial Code (the "Code").

                           (iii) The execution and delivery by the Selling
                  Stockholders of this Agreement and the sale by the Selling Stockholders of the Shares in accordance with this Agreement will not violate any existing Federal law of the United States or law of the State of New York.

                  In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the Federal laws of the United States of America and laws of the State of New York.

                  (e) You shall have received an opinion of Michel Renault, General Counsel of CGIP, dated the Initial Closing Date, that:

                           (i) This Agreement has been duly authorized, executed
                  and delivered on behalf of the Selling Stockholders.

                           (ii) The sale of the Shares to be sold by the Selling
                  Stockholders as contemplated by this Agreement and the execution delivery and performance of this Agreement by the Selling Stockholders will not conflict with or constitute a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which it may be bound (including the restrictions contained in the Shareholders Agreement, which have been fully waived or satisfied), nor will such action result in any violation or breach of the provisions of the statuts of such Selling Stockholder or any law or administrative regulation or administrative or court decree or order of any court or governmental authority or agency known by such counsel to be applicable to such Selling Stockholder.

                           (iii) No consent, approval, authorization, order,
                  filing, registration or qualification of or with any court or governmental authority or agency is required for the sale of the Shares by the Selling Stockholders as contemplated by this Agreement (except such counsel need express no opinion as to any necessary qualification under the securities laws of any foreign country).

                           (iv) The Selling Stockholders have full right, power
                  and authority to sell, assign, transfer and deliver, or to cause to be sold, assigned, transferred and delivered, the Shares to be sold by the Selling Stockholders to the Underwriters.

                           (v) The sale of the Shares as contemplated by this
                  Agreement is not subject to any contractual restrictions on transfer, except the restrictions on transfers contained in the Shareholders Agreement, which have been fully waived or satisfied.

                           (vi) Upon delivery of the Shares to the Underwriters,
                  and payment therefor by the Underwriters pursuant to this Agreement, good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims has been transferred to each of the several Underwriters.

                  In rendering such opinion, such counsel may state that his opinion is limited to matters governed by the laws of the Republic of France. The foregoing opinion does not address compliance by the Underwriters with foreign securities laws with respect to resales of the Shares in France.

                  (f) The Underwriters shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, an opinion, dated the Initial Closing Date, with respect to such matters as the Underwriters may reasonably request.

                  (g) The Underwriters shall have received from the President or any Vice President and a principal financial or accounting officer of the Company a certificate, dated the Initial Closing Date, in which such officers shall state that, to the best of their knowledge and after reasonable investigation, (i) the Registration Statement as of the Effective Time, and the Prospectus as of the date of any filing pursuant to Rule 424(b) and on the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and since the Effective Time, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; (ii) there has not been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any change or event that would be likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business; (iii) in the case of representations and warranties in Section 2 qualified as to materiality, such representations and warranties are true and correct in all respects, and in the case of representations and warranties not so qualified, such representations and warranties are true and correct in all material respects, in each case on the part of the Company with the same force and effect as though made on and as of the Initial Closing Date and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Initial Closing Date; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

                  (h) The Underwriters shall have received from the Selling Stockholders a certificate, signed by the President or any Vice President and a principal financial or accounting officer of CGIP, dated the Closing Date, in which such officers shall state that, to the best of their knowledge and after reasonable investigation, (i) the Selling Stockholders' Information contained in the Registration Statement as of the Effective Time, or in any Prospectus as of the date of any filing pursuant to Rule 424(b) and on the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (ii) in the case of representations and warranties in Section 3 qualified as to materiality, such representations and warranties are true and correct in all respects, and in the case of representations and warranties not so qualified, such representations and warranties are true and correct in all material respects, in each case on the part of the Selling Stockholders with the same force and effect as though made on the Initial Closing Date and the Selling Stockholders have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Initial Closing Date

                  (i) The Underwriters shall have received from Price Waterhouse LLP, independent public accountants, two letters, the first dated the date of this Agreement and the other dated the Initial Closing Date, addressed to the Board of Directors of the Company, the Underwriters and the Selling Stockholders (with conformed copies for each of the Underwriters), substantially in the form of Annex A hereto with such variations as are reasonably acceptable to the Underwriters.

                  (j) The Underwriters shall have received from Befec-Price Waterhouse, independent public accountants, two letters, the first dated the date of this Agreement and the other dated the Initial Closing Date, addressed to the Board of Directors of the Company, the Underwriters and the Selling Stockholders (with conformed copies for each of the Underwriters), substantially in the form of Annex B hereto with such variations as are reasonably acceptable to the Underwriters.

                  The several obligations of the Underwriters to purchase the Additional Shares hereunder are subject to (i) the accuracy (A) in all material respects of the representations and warranties of the Company and the Selling Stockholders contained herein that are qualified as to materiality and (B) in all respects of such representations and warranties that are not so qualified, in each case as though made on and as of the Option Closing Date, (ii) the performance by the Company and the Selling Stockholders of their respective obligations hereunder, (iii) satisfaction on and as of the Option Closing Date of the conditions set forth in subsections (a) to (j) of this Section 7, inclusive (and, for purposes thereof, each reference therein to the Initial Closing Date shall be deemed to refer to the Option Closing Date), and (iv) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 11.

                  SECTION 8. Payment of Expenses. Other than the fees and expenses of the Company's counsel and accountants, the Selling Stockholders will pay all costs, expenses, fees, disbursements and taxes incident to the sale of the Shares contemplated hereby, including without limitation (i) the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), the Prospectus, each Preliminary Prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 6(b), (ii) the printing, reproduction and distribution of this Agreement and all other underwriting and selling group documents by mail, telex or other means, (iii) the registration with the Commission of the Shares, (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states and the preparation, printing and distribution of Preliminary and Supplemental Blue Sky Memoranda and Legal Investment Survey (including the reasonable fees and disbursements of the Underwriters' counsel relating to the foregoing), (v) filing fees incurred in connection with the National Association of Securities Dealers, Inc.'s review of the offering's underwriting terms and arrangements,
(vi) the fees and expenses of the Registrar and Transfer Agent for the Shares and its counsel and (vii) the fees and expenses of the Selling Stockholders' counsel and accountants.

                  If the sale of the Shares provided for herein is not consummated because of the failure to satisfy any condition to the obligations of the Underwriters, because of any breach of any representation, warranty or covenant of the Company or the Selling Stockholders contained in this Agreement, because of any termination pursuant to Section 11 hereof or because of any refusal, failure or inability of the Company or the Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any Underwriter, the Selling Stockholders shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses incurred in connection with marketing and preparing for the offering of the Shares, including the reasonable fees and disbursements of counsel for the Underwriters.

                  SECTION 9.  Indemnification and Contribution.

                  (a) The Company agrees to indemnify and hold harmless each of the Underwriters and the Selling Stockholders and each person, if any, who controls any Underwriter or any Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, as such expenses are incurred), insofar as such losses, claims, damages, liabilities and expenses arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Underwriter under the indemnity agreement in this paragraph (a) with respect to any Preliminary Prospectus to the extent that such losses, claims, damages, liabilities or expenses result from the fact that such Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Underwriter and (ii) insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with (x) written information furnished to the Company by or on behalf of the Underwriters specifically for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of (A) the last paragraph of text on the cover page of the Prospectus (and any Preliminary Prospectus) concerning the terms of the offering by the Underwriters, (B) the second and third paragraphs on page 3 of the Prospectus (and any Preliminary Prospectus) concerning over-allotment and stabilization by the Underwriters and exemptions from Rules 10b-6, 10b-7 and 10b-8 under the Exchange Act and (C) the text under the caption "Underwriting" in the Prospectus (and any Preliminary Prospectus) concerning the terms of the offering by the Underwriters and the delivery of Shares pursuant thereto (collectively, the "Underwriters' Information") or (y) written information furnished to the Company by or on behalf of the Selling Stockholders specifically for use in the Registration Statement, the Prospectus or any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Selling Stockholder consists of the information under the caption "Selling Shareholders" in the Prospectus (or any Preliminary Prospectus), other than in respect of the Company's outstanding capitalization (collectively, the "Selling Stockholders' Information"). This indemnity agreement will be in addition to any liability which the Company may otherwise have to the persons referred to above in this Section 9(a). Notwithstanding anything to the contrary in this Agreement, the Company shall not be liable to any Selling Stockholder under the indemnity agreement in this paragraph (a) or for any breach of any representation or warranty of the Company set forth in Section 2 with respect to the statements in the Prospectus (or any Preliminary Prospectus) relating to the terms and provisions of the Shareholders Agreement.

                  (b) The Selling Stockholders agree, jointly and severally, to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any Underwriter within the meaning of either
         Section 15 of the Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, as such expenses are incurred) insofar as such losses, claims, damages, liabilities and expenses arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus or are caused by any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only in each case with reference to the Selling Stockholders' Information; provided, however, that the Selling Stockholders shall not be liable to any Underwriter under the indemnity agreement in this paragraph (b) with respect to any

         Preliminary Prospectus to the extent that such losses, claims, damages, liabilities or expenses result solely from the fact that such Underwriter sold Shares to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented in any case where such delivery is required by the Act if the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus or in the Prospectus as then amended or supplemented if the Company had previously furnished copies thereof to such Underwriter. This indemnity agreement will be in addition to any liability which the Selling Stockholders may otherwise have to the persons referred to above in this Section 9(b). Notwithstanding anything to the contrary in this Agreement, the Selling Stockholders shall not be liable to the Company under the indemnity agreement in this paragraph (b) or for any breach of any representation or warranty of the Selling Stockholders set forth in Section 3 with respect to the statements in the Prospectus (or any Preliminary Prospectus) relating to the terms and provisions of the Shareholders Agreement.

                  (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (or actions in respect thereof) (including, without limiting the foregoing, the reasonable legal and other expenses incurred in connection with investigating or defending or preparing to defend or appearing as a third party witness in connection with any such loss, claim, damage, liability or action, as such expenses are incurred) insofar as such losses, claims, damages, liabilities and expenses arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to the Underwriters' Information. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have to the persons referred to above in this Section 9(c).

                  (d) In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (hereinafter called the indemnified party) shall promptly notify the person against whom such indemnity may be sought (hereinafter called the indemnifying party) in writing; however, the omission to so notify the indemnifying party shall relieve the indemnifying party from liability under the three preceding paragraphs only to the extent prejudiced thereby. In case any action in respect of which indemnification may be sought hereunder shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may desire, to assume the defense thereof through counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to those available to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the reasonable expenses incurred in connection with retaining separate legal counsel). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any claim or pending or threatened proceeding in respect of the indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such claim or proceeding.

                  (e) If the indemnification provided for in this Section 9 is insufficient or unavailable to an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses, in such proportion as is appropriate to reflect the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, the Selling Stockholders and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f) The Company, each Selling Stockholder and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 9(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the immediately preceding paragraph shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of

         Section 9(e), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to Section 9(e) are several in proportion to the respective number of Firm Shares set forth opposite their names in Schedule I hereto and not joint.

                  (g) The Company, the Selling Stockholders and the Underwriters agree that any indemnity provision contained in Section 5.5 of the Shareholders Agreement or any other agreement between the Company on the one hand and the Selling Stockholders on the other shall be superseded for all purposes by this Section 9 in respect of the offer and sale of the Shares.

                  SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or the Selling Stockholders submitted pursuant hereto, including indemnity and contribution agreements, shall remain operative and in full force and effect, regardless of any investigation, or any statement as to the results thereof, made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or controlling persons, or by any Selling Stockholder or any person controlling any Selling Stockholder, and shall survive acceptance of and payment for the Shares hereunder.

                  SECTION 11.  Termination.  This Agreement may be
terminated for any reason at any time prior to the delivery of and payment for the Shares on the Initial Closing Date or the Option Closing Date, as the case may be, by the Underwriters upon the giving of written notice by Lazard Freres & Co. LLC of such termination to the Company and the Selling Stockholders, if prior to such time (i) there has been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) there has occurred any outbreak or escalation of major hostilities or other national or international calamity or crisis or material adverse change in existing national or international financial, political, economic or securities market conditions, the effect of which is such as to make it, in the judgement of Lazard Freres & Co. LLC, impracticable or inadvisable to market the Shares in the manner contemplated in the Prospectus or enforce contracts for the sale of the Shares, or (iii) trading in the Common Stock of the Company has been suspended by the Commission or a national securities exchange, or trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, the provisions of Section 8, the indemnity agreement and contribution provisions set forth in Section 9, and the provisions of Section 15 shall remain in effect and, if the Underwriters shall have purchased any Shares on the Initial Closing Date prior to such termination, then all representations and warranties of the Company and the Selling Stockholders set forth in or made pursuant to this Agreement and all obligations of the Company pursuant to Section 6 hereof shall survive such termination.

                  SECTION 12. Default of Underwriters. If, on the Initial Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date by all Underwriters, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule I bear to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as Lazard Freres & Co. LLC may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 4 be increased pursuant to this Section 12 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Initial Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Underwriters, the Company and the Selling Stockholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any nondefaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be paid or reimbursed by the Company pursuant to Section 8 and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to
Section 9; provided, however, that if the Underwriters shall have purchased any Shares on the Initial Closing Date prior to such termination, then all representations and warranties of the Company and the Selling Stockholders set forth in or made pursuant to this Agreement and all obligations of the Company pursuant to Section 6 hereof shall survive such termination. In any such case either the Underwriters or the Company shall have the right to postpone the Initial Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  SECTION 13. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters c/o Lazard Freres & Co. LLC,

30 Rockefeller Plaza, New York, NY 10020, Attention: Syndicate Department; notices to the Company shall be directed to it at Crown Cork & Seal Company, Inc., 9300 Ashton Road, Philadelphia, PA 19136, facsimile transmission no. (215) 698-7050, Attention: Alan W. Rutherford, Executive Vice President and Chief Financial Officer, and Richard L. Krzyzanowski, Executive Vice President, Secretary and General Counsel; and notices to the Selling Stockholders shall be directed to Compagnie Generale d'Industrie et de Participations, 89 rue Taitbout, 75009 Paris, France, Attention: Michel Renault, with a copy to Sullivan & Cromwell, 125 Broad Street, New York, NY 10004, facsimile transmission no. (212) 558-3588, Attention: Allan M. Chapin.

                  SECTION 14. Parties. This Agreement shall inure to the benefit of and be binding upon the Company, its directors and officers who signed the Registration Statement, the Underwriters, the Selling Stockholders, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 15. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

                  SECTION 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign this Agreement and return to us seven counterparts hereof.

                                        Very truly yours,

                                        CROWN CORK & SEAL COMPANY, INC.,


                                        By /s/ Craig R.L. Calle
                                           Name: Craig R.L. Calle
                                           Title: Senior Vice President-
                                                  Finance and Treasurer

                                        COMPAGNIE GENERALE
                                        D'INDUSTRIE ET DE PARTICIPATIONS,


                                        By /s/ Ernest-Antoine Seilliere
                                           Name: Ernest-Antoine Seilliere
                                           Title: Chairman and CEO


                                        SOFISERVICE,


                                        By /s/ Ernest-Antoine Seilliere
                                           Name: Ernest-Antoine Seilliere
                                           Title: Attorney-in-Fact

Confirmed and Accepted, as of the date first above written:

LAZARD FRERES & CO. LLC
CS FIRST BOSTON CORPORATION
SALOMON BROTHERS INC


By:  LAZARD FRERES & CO. LLC


By: /s/ James L. Kempner
    Name: James L. Kempner
    Title: Managing Director

Acting severally on behalf of
themselves as Underwriters

                                   Schedule I




                                                           Number of Firm
                                                               Shares
Underwriters                                              to be Purchased

Lazard Freres & Co. LLC......................................   1,000,000

CS First Boston Corporation..................................   1,000,000

Salomon Brothers Inc.........................................   1,000,000
                                                                ---------

         Total...............................................   3,000,000
                                                                =========

                                  Schedule II



                                                      Number of
                                                      Additional
                                                     Shares to be
                               Number of Firm      Sold if Maximum
Selling Stockholder          Shares to be Sold     Option Exercised

Compagnie Generale
d'Industrie et de
Participations                    2,331,024            450,000

Sofiservice                       668,976                    0
                                  -------              -------


Total                             3,000,000            450,000
                                  =========          =========

                            Schedule III

                        Material Subsidiaries



CONSTAR International Inc.

Crown Beverage Packaging, Inc.